UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 19, 2006
Date of Report (Date of earliest event reported)
INPLAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-15069	88-0308867

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
234 South Extension Road
Mesa, Arizona 85210
(Address of principal executive offices) (Zip Code)
(480) 586-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) Effective June 19, 2006, the Audit Committee of the Board of Directors of InPlay Technologies, Inc. (the “Registrant”) dismissed Deloitte & Touche LLP, the independent registered public accounting firm previously engaged to audit the Registrant’s financial statements.
Deloitte & Touch LLP’s audit report on the financial statements for the year ended December 31, 2005 contained no adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles.
During the two most recent fiscal years ended December 31, 2005 and 2004 and the subsequent interim reporting period from the last audit date of December 31, 2005, through and including the effective termination date of June 19, 2006, there were (i) no disagreements between the Registrant and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Registrant has requested Deloitte & Touche LLP to furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether Deloitte & Touche LLP agrees with the statements made by the Registrant. A copy of this letter addressed to the SEC, dated June 21, 2006, is filed as Exhibit 16.1 to this Form 8-K.
(b) On June 19, 2006, the Audit Committee of the Board of Directors of the Registrant engaged the accounting firm of Epstein, Weber & Conover, PLC as the Registrant’s new independent registered public accountants to audit the Registrant’s financial statements.
Epstein, Weber & Conover has not audited the Registrant’s financial statements in the two most recent fiscal years or any interim period. Prior to appointing Epstein, Weber & Conover to audit the Registrant’s financial statements, the Registrant did not consult with Epstein, Weber & Conover regarding any accounting, auditing, or financial reporting matters, including (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibit(s)
16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission dated June 21, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InPlay Technologies, Inc._ (Registrant)
Date: June 22, 2006	By:	/s/ Robert J. Brilon
Robert J. Brilon
President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer (Principal Executive, Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description:

16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission dated June 21, 2006.